Goodwill and intangibles with indefinite useful lives	6 Months Ended
Jun. 30, 2020
Intangible assets and goodwill [abstract]
Disclosure of intangible assets with indefinite useful life [text block]
6. Goodwill and intangible assets with indefinite useful lives
    Goodwill and intangible assets with indefinite useful lives at June 30, 2020 and December 31, 2019 are summarized below:

	At June 30, 2020	At December 31, 2019
	(€ million)
Goodwill	€11,097	€11,065
Other intangible assets with indefinite useful lives	3,202	3,192
Total Goodwill and intangible assets with indefinite useful lives	€14,299	€14,257
    The increase during the six months ended June 30, 2020 primarily related to foreign currency translation of the U.S. Dollar to the Euro.
Goodwill impairment testing
    In accordance with IAS 36 - Impairment of Assets, goodwill and intangible assets with indefinite useful lives are not amortized and are tested for impairment annually or more frequently if facts or circumstances indicate that the asset may be impaired.
    Goodwill and intangible assets with indefinite useful lives are allocated to operating segments or to CGUs within the operating segments. The impairment test is performed by comparing the carrying amount (which mainly comprises property, plant and equipment, goodwill, brands and capitalized development expenditures) and the recoverable amount of each cash-generating unit (“CGU”) or group of CGUs to which Goodwill has been allocated. The recoverable amount of a CGU is the higher of its fair value less costs of disposal and its value in use. The balance of Goodwill and intangible assets with indefinite useful lives recognized by the Group primarily relates to the acquisition of FCA US. Goodwill from the acquisition of FCA US has been allocated to the North America, EMEA, APAC and LATAM operating segments.
Due to the identification of indicators of impairment, primarily as the Group reviewed its business and operations to take into consideration the potential impacts and effects of the COVID-19 pandemic, including the estimated impact on the macro economic environment, the market outlook and the Group’s operations, the goodwill allocated to the EMEA and LATAM operating segments were tested for impairment at March, 31 2020.
Of total Goodwill and intangible assets with indefinite useful lives of €14,614 million at March 31, 2020, €275 million and €577 million (€269 million and €563 million at December 31, 2019) of goodwill was allocated to the EMEA and LATAM segments, respectively. No intangible assets with indefinite useful lives, other than goodwill, are recognized within the EMEA and LATAM segments.
    The assumptions used in the goodwill impairment test for the EMEA and LATAM segments as of March 31, 2020, represent management’s best estimate for the period under consideration.
•The estimate of the recoverable amount for purposes of performing the EMEA and LATAM goodwill impairment test was determined using value-in-use at March 31, 2020 and was based on the following assumptions:
◦The expected future cash flows covering the period from 2020 through 2024. These expected cash flows reflect the current expectations regarding economic conditions and market trends as well as the segment specific initiatives for the period 2020 to 2024. These cash flows relate to the operating segments in their current condition when preparing the financial statements and exclude the estimated cash flows that might arise from future restructuring plans or other structural changes. Key assumptions used in estimating the future cash flows are those related to volumes, sales mix, profit margins, expected conditions regarding market trends and segment, brand and model market share for the respective operating segment over the period considered.
◦The expected future cash flows include a normalized terminal period to estimate the future result beyond the time period explicitly considered which incorporates a long-term growth rate assumption of 2 percent. The long-term EBIT margins have been set considering historical margins, the margins incorporated into the plan, and other market data, as adjusted for the stage in the economic cycle of the regions and any specific circumstances (for example, in LATAM, the long-term EBIT margin has been adjusted to assume no extension of the Brazilian tax benefits beyond 2025).
◦Pre-tax cash flows have been discounted using a pre-tax discount rate which reflects the current market assessment of the time value of money for the period being considered, and the risks specific to those cash flows under consideration. The pre-tax Weighted Average Cost of Capital (“WACC”) applied ranged from 9.5 percent to 16 percent.
▪Expected future cash flows are sensitive to changes in the WACC, such that an increase of 25 basis points and 40 basis points in the WACC for the EMEA and LATAM segments respectively, would reduce the recoverable value down to its carrying amount.
    The pre-tax WACC was calculated using the Capital Asset Pricing Model technique. The recoverable amounts for EMEA and LATAM operating segments estimated using the assumptions described above were determined to be in excess of the carrying amount of goodwill allocated to the EMEA and LATAM operating segments, respectively. As such, no impairment charges were recognized for goodwill for the three months ended March 31, 2020.
As there were no material changes in our cash flow forecasts, which were developed in connection with our Q1 reporting, and considering our assessment of internal and external information, no new indicators of impairment were noted and no further impairment testing was performed during the three months ended June 30, 2020